BUSINESS ACQUISITIONS	12 Months Ended
Jan. 02, 2022
Business Combinations1 [Abstract]
BUSINESS ACQUISITIONS	BUSINESS ACQUISITIONS:
Frontier Yarns
On December 10, 2021, the Company acquired 100% of the equity interest of Phoenix Sanford, LLC, the parent company of Frontier Yarns, for cash consideration (net of cash acquired and net of the settlement of pre-existing relationships) of $164.0 million. Frontier Yarns operations include four facilities located in North Carolina. During 2021, approximately 40% of Frontier Yarns' production was dedicated to yarn sold to Gildan for textile manufacturing in Central America and the Caribbean. The acquisition will allow the Company to build on its global vertically integrated supply chain through further internalizing yarn production and is expected to support incremental yarn needs for Gildan’s textile capacity expansion plans in Central America and the Caribbean.

The Company accounted for this acquisition using the acquisition method in accordance with IFRS 3, Business Combinations. The Company determined the fair value of the assets acquired and liabilities assumed based on management's preliminary best estimate of their fair values and taking into account all relevant information available at that time. The Company has not yet finalized the assessment of the estimated fair value of net assets acquired and liabilities assumed, which the Company expects to finalize by the one year anniversary at the latest. Goodwill is attributable primarily to the assembled workforce and business processes of Frontier Yarns which were not recorded separately since they did not meet the recognition criteria for identifiable intangible assets.

The preliminary determination of the fair value of net assets acquired and liabilities assumed arising from the acquisition are as follows:

Assets acquired:
Inventories	$23,799
Prepaid expenses, deposits and other current assets(1)	29,845
Property, plant and equipment	64,306
Right-of-use assets	43,539
Other non-current assets	9
161,498
Liabilities assumed:
Accounts payable and accrued liabilities	(30,191)
Current portion of lease obligations	(1,940)
Lease obligations	(41,599)
Deferred income taxes	(979)
(74,709)

Goodwill	77,179
Net assets acquired at fair value	$163,968
Cash consideration paid at closing, net of cash acquired	167,040
Settlement of pre-existing relationships	(3,072)
$163,968
(1) Includes $26.2 million of trade receivables of Frontier Yarns, that have been classified in Prepaid expenses, deposits and other current assets in the consolidated statement of financial position of the Company.

The consolidated results of the Company for fiscal 2021 include net earnings of $0.3 million relating to the Frontier Yarns results of operations since the date of acquisition. Had the acquired business been consolidated from January 4, 2021, the consolidated income statement would have shown net sales and net earnings for the fiscal year ended January 2, 2022 of nil and $612.4 million, respectively. The pro forma amount has been estimated based on the results of Frontier Yarns’ operations prior to the business combination by the Company, adjusted to reflect the elimination of intercompany sales, and fair value adjustments which arose on the date of acquisition, as if the acquisition occurred on January 4, 2021, and should not be viewed as indicative of the Company’s future results.